UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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NAPCO SECURITY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Your **Vote** Counts!

NAPCO SECURITY TECHNOLOGIES, INC.

2024 Annual Meeting

Vote by December 11, 2024

11:59 PM ET

NAPCO SECURITY TECHNOLOGIES, INC.
333 BAYVIEW AVE
AMITYVILE, NY 11701-2801
UNITED STATES

You invested in NAPCO SECURITY TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 12, 2024.**

Get informed before you vote

View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 28, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 12, 2024
12:00 PM EST

333 Bayview Ave
Amityville, NY 11701
United States

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Donna Soloway	For
1b.	Rick Lazio	For
2.	The ratification of the selection of Deloitte & Touche LLP as the company's auditors for fiscal year ending June 30, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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